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                                                                 EXHIBIT 10(f)


                           OMEGA ENVIRONMENTAL, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT


            Peter DeMay                         Date Granted: November 21, 1996
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         Name of Optionee

          73555 Agave Lane                               No.: F
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         Residence Address

      Palm Desert, CA  92260
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     City, State and Zip Code



     THIS AGREEMENT is made as of the date set forth above between Omega Environmental, Inc., a Delaware corporation (hereinafter called the "Company"), and the optionee named above (the "Optionee"). The option granted by this Agreement is designated a "Non-Qualified Option" and is not intended to qualify as an incentive stock option within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     The Board of Directors of the Company has determined that it is to the advantage and interest of the Company and its stockholders to grant the option provided for herein to the Optionee as an inducement to remain a director of the Company. In consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1. GRANT OF OPTION. The Company grants to the Optionee the right and option (the "Non-Qualified Option") to purchase on the terms and conditions hereinafter set forth all or any part of an aggregate of 50,000 shares (the "Shares") of the presently authorized and unissued Common Stock, $0.0025 par value, of the Company at the purchase price of $1.00 per share. Such Non-Qualified Option shall become fully exercisable as follows:


          (a)  12,500 Shares shall become exercisable on November 21, 1997;
          (b) an additional 12,500 Shares shall become exercisable on November 21, 1998;
          (c) an additional 12,500 Shares shall become exercisable on November 21, 1999;
          (d) an additional 12,500 Shares shall become exercisable on November 21, 2000.

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     Once any part of the Option becomes exercisable, it shall remain exercisable until the Option terminates or such part is exercised.

     2. METHOD OF EXERCISE. To the extent that the right to purchase Shares has accrued hereunder, the Non-Qualified Option may be exercised from time to time by written notice to the Company stating the number of Shares with respect to which the Non-Qualified Option is being exercised, together with payment in full, in cash or by certified or cashier's check payable to the order of the Company, of the purchase price for the number of Shares being purchased. If requested by the Committee, prior to the delivery of any Shares, the Optionee, or any other person entitled to exercise the Non-Qualified Option, shall supply the Committee with a representation that the Shares are not being acquired with a view to distribution and will be sold or otherwise disposed of only in accordance with applicable federal and state statutes, rules and regulations. As a condition to the exercise of the Non-Qualified Option, in whole or in part, the Committee may, in its sole discretion, require the Optionee to pay, in addition to the purchase price for the Shares being purchased upon exercise of this Non-Qualified Option, an amount equal to any federal, state or local withholding or employment taxes that the Committee has determined are required to be paid in connection with the exercise of this Non-Qualified Option in order to enable the Company to claim a deduction in connection with such exercise, or otherwise.

     As soon after the notice of exercise as the Company is reasonably able to comply, the Company shall, without payment of any transfer or issue tax by the Optionee or any other person entitled to exercise the Non-Qualified Option, deliver to the Optionee or any such other person, at the main office of the Company or such other place as shall be mutually acceptable, a certificate or certificates for the Shares being purchased upon exercise of the Non-Qualified Option.

     In the Committee's sole discretion, payment of the purchase price for the number of Shares to be delivered, but not of the amount of any withholding taxes, may be made in whole or in part with shares of Common Stock. If payment is made with shares of Common Stock, the Optionee, or any other person entitled to exercise the Non-Qualified Option, shall deliver to the Company with the notice of exercise certificates representing the number of shares of Common Stock tendered in payment for the Shares, duly endorsed for transfer to the Company. If requested by the Committee, prior to the acceptance of such certificates in payment for the Shares, the Optionee, or any other person enti tled to exercise the Non-Qualified Option, shall supply the Committee with a written representation and warranty that he has good and marketable title to the shares represented by the certificates, free and clear of liens and encumbrances. The value of the shares of Common Stock tendered in payment for the Shares being purchased shall be their fair market value per share on the date of the Optionee's notice of exercise.

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     Notwithstanding the foregoing, the Company shall have the right to postpone the time of delivery of the Shares for such period as may be required for it with reasonable diligence to comply with any applicable listing requirements of any national securities exchange or association or any federal, state or local law. The Optionee may exercise the Non-Qualified Option for less than the total number of Shares for which the Non-Qualified Option is then exercisable, provided that a partial exercise may not be for less than 100 Shares, unless the remaining Shares exercisable under the Non-Qualified Option is for less than 100 Shares. The Non-Qualified Option may only be exercisable for whole Shares.

     3. TERMINATION OF THE NON-QUALIFIED OPTION. The Non-Qualified Option shall terminate and expire upon the earlier of:

          (a)  November 21, 2006;

          (b) The date of Optionee's termination as a Director with the Company, other than by reason of death or mental or physical disability;

          (c) The expiration of twelve (12) months from the date of the Optionee's termination as a Director with the Company by reason of death or mental or physical disability as certified by a duly licensed physician; or

          (d)  The termination of the Non-Qualified Option pursuant to
     Section 5 hereof.

     4. ADJUSTMENTS. If there is any stock dividend, stock split, reclassification or recapitalization of the Common Stock of the Company, or the Company has merged or consolidated with one or more other corporations (and provided the Non-Qualified Option does not thereby terminate pursuant to Section 5 hereof), then the number and kind of shares then subject to the Non-Qualified Option and the price to be paid therefor shall be appropriately adjusted by the Committee, provided, however, that in no event shall any such adjustment result in the Company being required to sell or issue any fractional shares. Any such adjustments shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option but with an appropriate adjustment in the price of each Share or other unit of any security covered by this Option.

     5. CESSATION OF CORPORATE EXISTENCE. Upon the dissolution or liquidation of the Company, the reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or the sale of substantially all the assets of the Company or of more than eighty percent (80%) of the then outstanding stock of the Company to another corporation or entity, the Non-Qualified Option granted hereunder shall terminate; provided, however, that: (i) each Non-Qualified Option for which no option has been

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tendered by the surviving corporation in accordance with all of the terms and provisions of (ii) immediately below shall, within thirty (30) days before the effective date of such dissolution or liquidation, merger or consolidation in which the Company is not the surviving corporation, or sale of assets or stock, become fully exercisable; or (ii) in its sole and absolute discretion, the surviving corporation may, but shall not be obligated to, tender to the Optionee holding a Non-Qualified Option, an option or options to purchase shares of the surviving corporation or acquiring corporation, and such new option or options shall contain such terms and provisions as shall be required substantially to preserve the rights and benefits of an Non-Qualified Option then outstanding under this Agreement.

     6. NON-TRANSFERABILITY. The Non-Qualified Option is not assignable or transferable by the Optionee, either voluntarily or by operation of law, otherwise than by will or by the laws of descent and distribution, and is exercisable, during the Optionee's lifetime, only by the Optionee. Upon any attempted transfer of this Non-Qualified Option contrary to the provisions hereof, the Committee may, at its discretion, elect to terminate this Non-Qualified Option.

     7. NO STOCKHOLDER RIGHTS. The Optionee or other person entitled to exercise this Non-Qualfied Option shall have no rights or privileges as a stockholder with respect to any Shares subject hereto until the Optionee or such person has become the holder of record of such Shares, and no adjustment (except such adjustments as may be made pursuant to the provisions of Section 4 hereof) shall be made for dividends or distributions of rights in respect of such Shares if the record date is prior to the date on which the Optionee or such person becomes the holder of record.

     8. CONDITIONS TO ISSUANCE OF SHARES. THE COMPANY'S OBLIGATION TO ISSUE SHARES OF ITS COMMON STOCK UPON EXERCISE OF THE NON-QUALIFIED OPTION IS EXPRESSLY CONDITIONED UPON (A) THE COMPLETION BY THE COMPANY OF ANY REGISTRATION OR OTHER QUALIFICATION OF SUCH SHARES UNDER ANY STATE AND/OR FEDERAL LAW OR RULINGS OR REGULATIONS OF ANY GOVERNMENT REGULATORY BODY OR
(B) THE MAKING OF SUCH INVESTMENT REPRESENTATIONS OR OTHER REPRESENTATIONS AND AGREEMENTS BY THE OPTIONEE OR ANY PERSON ENTITLED TO EXERCISE THE OPTION IN ORDER TO COMPLY WITH THE REQUIREMENTS OF ANY EXEMPTION FROM ANY SUCH REGISTRATION OR OTHER QUALIFICATION OF SUCH SHARES WHICH THE COMMITTEE SHALL, IN ITS SOLE DISCRETION, DEEM NECESSARY OR ADVISABLE. SUCH REQUIRED REPRESENTATIONS AND AGREEMENTS MAY INCLUDE REPRESENTATIONS AND AGREEMENTS THAT THE OPTIONEE, OR ANY OTHER PERSON ENTITLED TO EXERCISE THE OPTION (1) IS NOT PURCHASING SUCH SHARES FOR DISTRIBUTION, AND (2) AGREES TO HAVE PLACED UPON THE FACE AND REVERSE OF ANY CERTIFICATES FOR SUCH SHARES A LEGEND SETTING FORTH ANY REPRESENTATIONS AND AGREEMENTS WHICH HAVE BEEN GIVEN

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TO THE COMMITTEE OR A REFERENCE THERETO AND STATING THAT, PRIOR TO MAKING ANY
SALE OR OTHER DISPOSITION OF ANY SUCH SHARES, THE OPTIONEE, OR ANY OTHER PERSON ENTITLED TO EXERCISE THE OPTION, WILL GIVE THE COMPANY NOTICE OF INTENTION TO SELL OR DISPOSE OF THE SHARES NOT LESS THAN FIVE DAYS PRIOR TO SUCH SALE OR DISPOSITION.

     9. METHOD OF ACCEPTANCE. This Agreement is addressed to the Optionee in duplicate and shall not be effective until the Optionee executes the acceptance below and returns one copy to the Company, thereby acknowledging that he has read and agrees to all the terms and conditions of this Agreement.

     EXECUTED by the Company this 20th day of December, 1996.

                              OMEGA ENVIRONMENTAL, INC.


                              By:  /s/ Louis J. Tedesco
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                                   Louis J. Tedesco, President

ACCEPTED:

/s/  Peter DeMay
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Peter DeMay

1-27-97
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Date